UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 21, 2009

                            PHANTOM FIBER CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                     001-15627                 042451506
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
     of Incorporation)               File Number)         Identification Number)

2 Rector Street, Suite 2101, New York, NY USA                     10006
(Address of principal executive offices)                       (zip code)

                                 (212) 785-6200
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS

     On April 21, 2009, Mr. Jeffrey Halloran informed the Company of his resignation from the Company's Board of Directors, effective immediately. Mr. Halloran served as Chairman of the Company's Board of Directors.

     On April 21, 2009, Mr. Jeffrey Halloran informed the Company of his resignation from his position as Chief Executive Officer of the Company, effective immediately.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              Phantom Fiber Corporation


Dated: May 13, 2009                           By: /s/ Kevin Kading
                                                 -------------------------------
                                              Name:  Kevin Kading
                                              Title: Vice-President and Director